As filed with the Securities and Exchange Commission on February 28, 2012

Registration No. 333-176971

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	4213	48-0948788
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Michelle A. Russell

Executive Vice President, General Counsel and Secretary

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Dennis M. Myers, P.C.

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

(312) 862-2000

Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒

This post-effective registration statement amends registration statement number 333-176971.

Indicate by checkmark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
YRC Inc.	Delaware	34-0492670
Roadway LLC	Delaware	20-0453812
Roadway Next Day Corporation	Pennsylvania	23-2200465
YRC Enterprise Services, Inc.	Delaware	20-0780375
YRC Regional Transportation, Inc.	Delaware	36-3790696
USF Holland Inc.	Michigan	38-0655940
USF Reddaway Inc.	Oregon	93-0262830
USF Glen Moore Inc.	Pennsylvania	23-2443760
YRC Logistics Services, Inc.	Illinois	36-3783345
YRC Association Solutions, Inc.	Delaware	20-3720424
Express Lane Service, Inc.	Delaware	20-1557186
YRC International Investments, Inc.	Delaware	20-0890711
USF RedStar LLC	Delaware	N/A
USF Dugan Inc.	Kansas	48-0760565
YRC Mortgages, LLC	Delaware	20-1619478
New Penn Motor Express, Inc.	Pennsylvania	23-2209533
Roadway Express International, Inc.	Delaware	34-1504752
Roadway Reverse Logistics, Inc.	Ohio	34-1738381
USF Bestway Inc.	Arizona	86-0104184

The address, including zip code and telephone number, including area code, of each additional registrant’s principal executive offices is as shown on the cover page of this Post-Effective Amendment No. 1 to Registration Statement on Form S-1, except the address, including zip code and telephone number, including area code for the principal executive offices of (i) New Penn Motor Express, Inc. is 625 South Fifth Ave., Lebanon, PA 17042, (800) 285-5000, (ii) USF Holland Inc. is 750 East 40 St., Holland, MI 49423, (616) 395-5000 and (iii) USF Reddaway Inc. is 16277 SE 130 Ave., Clackamas, OR 97015, (503) 650-1286. The name, address, including zip code, of the agent for service for each of the additional registrants is Michelle A. Russell, Executive Vice President, General Counsel and Secretary, YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211.

ADDITION OF EXHIBIT

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 was filed to include as an exhibit to registration statement number 333-176971 KPMG LLP’s consent to the use of its reports dated February 28, 2012, with respect to the consolidated financial statements, the related financial statement schedule and the effectiveness of internal control over financial reporting of YRC Worldwide Inc. and its subsidiaries (the “Company”) included in the Annual Report on Form 10-K of the Company for the year ended December 31, 2011 in such registration statement and the related prospectus. KPMG LLP’s report on the consolidated financial statements includes an explanatory paragraph that states that the Company has changed its policy for accounting for tires. KPMG LLP’s report on the consolidated financial statements also includes an explanatory paragraph that states that the Company has experienced recurring net losses from continuing operations and operating cash flow deficits and forecasts that it will not be able to comply with certain debt covenants through 2012 and these conditions raise substantial doubt about the Company’s ability to continue as a going concern. The reports of KPMG LLP were filed in the Prospectus Supplement No. 3 dated February 28, 2012 filed pursuant to Rule 424(b)(3).

Item 16.	Exhibits and Financial Statement Schedules.

(a)	The following exhibits are filed as part of this registration statement or incorporated by reference herein:

Exhibit No.	Description

23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

YRC Worldwide Inc.

By:	*
James L. Welch Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* James L. Welch	Director and Chief Executive Officer (Principal Executive Officer)	February 28, 2012

* Jamie G. Pierson	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February 28, 2012

* Paul F. Liljegren	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	February 28, 2012

* Raymond J. Bromark	Director	February 28, 2012

* Douglas A. Carty	Director	February 28, 2012

* Matthew A. Doheny	Director	February 28, 2012

* Robert L. Friedman	Director	February 28, 2012

* James E. Hoffman	Director	February 28, 2012

* Michael J. Kneeland	Director	February 28, 2012

* Harry J. Wilson	Director	February 28, 2012

* James F. Winestock	Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

YRC Inc.

By:	*
Phil J. Gaines
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFFREY A. ROGERS Jeffrey A. Rogers	President (Principal Executive Officer) and Director	February 28, 2012

* Phil J. Gaines	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President—Legal and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

YRC Enterprise Services, Inc.

By:	*
Phil J. Gaines Senior Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFFREY A. ROGERS Jeffrey A. Rogers	President (Principal Executive Officer) and Director	February 28, 2012

* Phil J. Gaines	Senior Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President—Legal and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

Roadway LLC

By:	*
Phil J. Gaines Senior Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFFREY A. ROGERS Jeffrey A. Rogers	President (Principal Executive Officer) and Director	February 28, 2012

* Phil J. Gaines	Senior Vice President—Finance (Principal Financial and Accounting Officer) and Manager	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President and Secretary and Manager	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

Roadway Next Day Corporation

By:	*
Paul F. Liljegren Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFFREY A. ROGERS Jeffrey A. Rogers	President (Principal Executive Officer) and Director	February 28, 2012

* Paul F. Liljegren	Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

YRC Regional Transportation, Inc.

By:	*
Paul F. Liljegren Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JAMES L. WELCH James L. Welch	President (Principal Executive Officer) and Director	February 28, 2012

* Paul F. Liljegren	Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President—Legal and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Holland, State of Michigan, on February 28, 2012.

USF Holland Inc.

By:	*
Daniel L. Olivier Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MICHAEL NAATZ Michael Naatz	President (Principal Executive Officer) and Director	February 28, 2012

* Daniel L. Olivier	Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President—Legal and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clackamas, State of Oregon, on February 28, 2012.

USF Reddaway Inc.

By:	*
Thomas S. Palmer
Vice President—Finance and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. O’Connor	President and Chief Executive Officer (Principal Executive Officer) and Director	February 28, 2012

* Thomas S. Palmer	Vice President—Finance and Chief Financial Officer (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President—Legal and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

USF Glen Moore Inc.

By:	*
Paul F. Liljegren Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFF P. BENNETT Jeff P. Bennett	President and Secretary (Principal Executive Officer) and Director	February 28, 2012

* Paul F. Liljegren	Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ TERRY GERROND Terry Gerrond	Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

YRC Logistics Services, Inc.

By:	*
Paul F. Liljegren Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Paul F. Liljegren	Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	President and Secretary (Principal Executive Officer) and Director	February 28, 2012

/S/ TERRY GERROND Terry Gerrond	Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

YRC Association Solutions, Inc.

By:	*
Phil J. Gaines Senior Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFFREY A. ROGERS Jeffrey A. Rogers	President (Principal Executive Officer) and Director	February 28, 2012

* Phil J. Gaines	Senior Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

Express Lane Service, Inc.

By:	*
Phil J. Gaines Senior Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFFREY A. ROGERS Jeffrey A. Rogers	President (Principal Executive Officer) and Director	February 28, 2012

* Phil J. Gaines	Senior Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

YRC International Investments, Inc.

By:	*
Paul F. Liljegren Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Eric A. Friedlander	President (Principal Executive Officer) and Director	February 28, 2012

* Paul F. Liljegren	Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

USF RedStar LLC

By:	*
Paul F. Liljegren Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFF P. BENNETT Jeff P. Bennett	President and Secretary (Principal Executive Officer) and Manager	February 28, 2012

* Paul F. Liljegren	Vice President (Principal Financial and Accounting Officer) and Manager	February 28, 2012

/S/ TERRY GERROND Terry Gerrond	Manager	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

USF Dugan Inc.

By:	*
Paul F. Liljegren Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFF P. BENNETT Jeff P. Bennett	President and Secretary (Principal Executive Officer) and Director	February 28, 2012

* Paul F. Liljegren	Vice President (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ TERRY GERROND Terry Gerrond	Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

YRC Mortgages, LLC

By:	*
Paul F. Liljegren President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Paul F. Liljegren	President (Principal Executive, Financial and Accounting Officer) and Manager	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President and Secretary and Manager	February 28, 2012

/S/ TERRY GERROND Terry Gerrond	Manager	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

New Penn Motor Express, Inc.

By:	*
Paul F. Liljegren Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Steven D. Gast	President and Chief Executive Officer (Principal Executive Officer) and Director	February 28, 2012

* Paul F. Liljegren	Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President—Legal and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

Roadway Express International, Inc.

By:	*
Phil J. Gaines Senior Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFFREY A. ROGERS Jeffrey A. Rogers	President (Principal Executive Officer) and Director	February 28, 2012

* Phil J. Gaines	Senior Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

Roadway Reverse Logistics, Inc.

By:	*
Phil J. Gaines Senior Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Randy Riddell	President (Principal Executive Officer)	February 28, 2012

* Phil J. Gaines	Senior Vice President—Finance (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ JEFF P. BENNETT Jeff P. Bennett	Vice President and Secretary and Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on February 28, 2012.

USF Bestway Inc.

By:	*
Paul F. Liljegren Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFF P. BENNETT Jeff P. Bennett	President and Secretary (Principal Executive Officer) and Director	February 28, 2012

* Paul F. Liljegren	Vice President (Principal Financial and Accounting Officer) and Director	February 28, 2012

/S/ TERRY GERROND Terry Gerrond	Director	February 28, 2012

*	The undersigned, by signing his name hereto, does execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ JEFF P. BENNETT
Jeff P. Bennett Attorney-in-Fact